UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2003

PROLONG INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-22803	74-2234246
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Thomas, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 587-2700

Not applicable

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.    The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release dated March 31, 2003.

Item 9.    Regulation FD Disclosure.

On March 31, 2003, the Company issued a press release regarding its financial results for the fourth quarter and its fiscal year ended December 31, 2002. A copy of the press release issued by the Company concerning its financial results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information is being provided pursuant to Item 12 of Form 8-K in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLONG INTERNATIONAL CORPORATION

April 3, 2003	/s/ Nicholas Rosier
Nicholas Rosier, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page

99.1	Press Release dated March 31, 2003.	5